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                    D&E Communications, Inc. and Subsidiaries


                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2002 of D&E Communications, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Morell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or
Section 78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



  /s/ Thomas E. Morell
------------------------
Name:  Thomas E. Morell
Title: Chief Financial Officer
Date:  August 14, 2002

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